EXHIBIT 10.1

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 (the “Amendment”) to the securities purchase agreement (the “Securities Purchase Agreement”), by and among Loop Industries, Inc., a Nevada corporation (the “Company”), the purchaser identified on the signature pages thereto (including its successors and assigns, the “Purchaser”), and Daniel Solomita solely for the purposes of and in accordance with Section 6.3 of the Securities Purchase Agreement, in his individual capacity (“Solomita”), is made and entered into effective as of June __, 2019, by and among the Company and the Purchaser. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Securities Purchase Agreement.

RECITALS

A. The Securities Purchase Agreement contemplates that the Company will issue and sell to the Purchaser thereunder an aggregate of 4,093,567 Shares and Options to purchase up to 4,093,567 Option Shares.

B. Section 7.5 of the Securities Purchase Agreement provides that any term thereof may be amended by a written instrument referencing the Purchase Agreement and signed by the Company and Purchaser, and solely with regard to Section 6.3, Solomita.

C. The Company and the Purchaser desire to amend the Securities Purchase Agreement as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

AGREEMENT

1. Amendment of Section 1.1(a). Section 1.1 of the Securities Purchase Agreement is amended to include the definition set forth below:

“Nomination Threshold” shall have the meaning ascribed to such term in Section 6.1(a).

“NPC” shall have the meaning ascribed to such term in Section 6.1(a).

2. Amendment of Section 6.1(a). Section 6.1(a) of the Securities Purchase Agreement is amended and restated in its entirety as set forth below:

“(a) The Purchaser shall have the right pursuant to the terms and subject to the provisions of this Article 6, to designate one (1) Nominee (the “Purchaser Nominee”), so long as Northern Private Capital Fund I Limited Partnership, individually or in the aggregate with any other fund managed by Northern Private Capital Ltd. (collectively, “NPC”), beneficially own, directly or indirectly and in the aggregate, at least a number of shares of Common Stock equivalent to ten percent (10%) of the number of shares of Common Stock issued and outstanding (such percentage being the “Nomination Threshold”). To the extent that the Company issues shares of Common Stock such that the ownership of NPC falls below ten percent (10%) of the number of shares of Common Stock issued and outstanding, and NPC have not sold or transferred any shares (other than sales or transfers among NPC), the Nomination Threshold shall be reduced proportionately to reflect the percentage by which NPC will have been diluted, provided that in no event will the Nomination Threshold be lower than eight percent (8%). The right to designate the Purchaser Nominee shall be referred to as a “Nomination Right.”

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3. Company Representations. The Company hereby represents and warrants to the Purchaser that this amendment is required by The Nasdaq Global Market to comply with its listing standards and the Purchaser has not and will not receive any consideration in connection with the amendment of the Securities Purchase Agreement.

4. Miscellaneous.

(a) Effect of Amendment. Except as specifically set forth herein, the Securities Purchase Agreement shall remain unchanged and shall continue in full force and effect.

(b) Governing Law. This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law provisions of the State of New York or any other state.

(c) Severability. If any provision of this Amendment shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(d) Headings. The headings of sections herein are inserted for convenience of reference only and shall be ignored in the construction or interpretation hereof

(e) Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement. Electronic signatures and facsimile copies of signed signature pages will be deemed binding originals.

(Signature page follows.)

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IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment as of the Effective Date.

COMPANY: LOOP INDUSTRIES, INC. a Nevada corporation

By:
Name:	Daniel Solomita
Title:	Chief Executive Officer

(Signature Page to Amendment)

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IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment as of the Effective Date.

PURCHASER:

By:
Name:

(Signature Page to Amendment)

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